Annual Report

Value Fund

December 31, 1996

T. Rowe Price

Report Highlights

o The stock market and your fund were strong last year, reflecting good corporate earnings, a generally favorable economic and interest rate environment, and heavy demand for stocks.

o The fund returned 12.90% and 28.51% for the 6- and 12-month periods, respectively, far exceeding the S&P 500 and the Lipper average.

o Fund strength was due primarily to good stock selection in the financial sector and to acquisition activity affecting holdings.

o We recently initiated positions in several stocks that appeared undervalued, creating opportunities for potential price appreciation over time.

o We are cautious about stock market prospects for 1997 but still expect to find attractive investments for shareholders.

Fellow Shareholders

The equity market and your fund were strong in the second half of 1996, reflecting continued good corporate earnings, a generally favorable economic and interest rate environment, and heavy investor demand. The postelection rally was particularly notable in light of how little the political scene actually changed. For the year as a whole, equity returns were impressive, coming as they did on the heels of considerable strength in 1995. Stocks have now provided six consecutive years of positive returns with no interim corrections of 10% or more.

Performance Comparison

Periods Ended 12/31/96        6 Months       12 Months
_________________________________________________________

Value Fund                      12.90%         28.51%

S&P 500                         11.68          22.96

Lipper Growth & Income
Funds Average                   10.57          20.78

As shown in the table, your fund's returns were robust during the 6- and 12-month periods ended December 31, 1996, exceeding those of the unmanaged Standard & Poor's 500 Stock Index and Lipper Growth & Income Funds Average. Fund strength was due primarily to stock selection in the financial services area and to merger and acquisition activity affecting several fund holdings.

YEAR-END DISTRIBUTIONS

Your Board of Directors declared a fourth quarter income dividend of $0.06 per share. At the same time, a $0.78 per share capital gain distribution was declared, of which $0.68 represented short-term gains and $0.10 long-term. These distributions were paid on December 30 to shareholders of record on December 26. You should already have received your check or statement reflecting this activity, as well as form 1099-DIV summarizing this information for 1996 tax purposes.

PORTFOLIO REVIEW

As mentioned, your fund performed particularly well in 1996 due to two primary factors. First, a number of investments made over the last two years in the financial sector continued to pay off handsomely. Many of our holdings in the bank, insurance, and brokerage industries did very well throughout the year.

Second, 1996 will be known as a year of substantial corporate consolidation. There was a tremendous amount of merger and acquisition activity, and a number of these transactions involved portfolio companies. We began 1996 with a large investment in Helene Curtis, which was acquired at a substantial premium to our cost in the first part of 1996. We ended the year with announced acquisitions of other holdings, including Conrail, the subject of competing bids from CSX and Norfolk Southern, and Alexander & Alexander, which is being acquired by Aon. Over the year, your fund held investments in half a dozen other companies that were acquired at substantially higher-than-market prices.

Our investment approach focuses on companies we consider undervalued in terms of price-to-earnings, price-to-cash flow, price-to-asset value, or some combination of these measures. We believe investments in such companies provide shareholders with an attractive combination of relatively low risk and reasonable return potential. Our major risk is not that we will lose a large amount on a particular investment, but that our positions may not rebound as much and as quickly as we might hope.

Chart 1 - Sector Diversification

Throughout the year, we bought several stocks that look attractive based on a variety of valuation measures. Many companies have been struggling for various reasons, and some have underperformed the broad stock market averages. We take interest in those with a discernable pattern of undervaluation and some reasonable expectation that investor perception of their potential can change for the better. We experienced almost instant gratification with Alexander & Alexander, whose stock had languished for many years and appeared underpriced before Aon announced its acquisition plan at a price substantially above our cost.

In addition, we made significant investments during the past six months in companies such as C.R. Bard, ITT, John Nuveen, Mercantile Stores, Tandy, Whitman, and Santa Fe Pacific Gold. All have been suffering from somewhat disappointing performance, creating interesting valuation opportunities. Sante Fe Pacific Gold is another example of an undervalued company that became the focus of two competing acquisition offers late in the year. Regarding positions eliminated from the portfolio, most stocks sold (see the Major Portfolio Changes table following this letter) had risen to levels that met our original price targets.

SUMMARY AND OUTLOOK

The last two years were exceptionally profitable for equity investors, who enjoyed attractive returns in a nearly perfect environment for stocks. It is difficult to see how things can get much better; at the same time, it is also difficult to see anything on the horizon that would cause this environment to change for the worse. Nonetheless, we are sensitive to the lessons of history, particularly the tendency of the equity market to pause for breath after consecutive powerful years like the past two.

Over the last few years, stock prices have appreciated at a much faster rate than the earnings and dividends of the underlying companies. Because of this "delinkage," we expect more subdued equity performance in 1997. We do not have a bearish outlook for the year ahead but simply want to raise the possibility that it may not live up to many investors' high expectations for a continuation of recent trends. Despite this cautionary tone, we continue to believe we will find interesting investment opportunities during the year.

As always, we appreciate your continued confidence and support.

Respectfully submitted,

Brian C. Rogers
President and Chairman of the Investment Advisory Committee

January 17, 1997

Sticking To Your Game Plan

Chart 2 - Time Reduces Volatility of Market Returns

In our report to you one year ago, we mentioned the possibility of a modest decline in stock prices. In fact, from May to July 1996, the broad market (as measured by the Standard & Poor's 500 Stock Index) fell around 7%. However, the bull market resumed its charge to post a robust 23% gain for the year.

Some believe the market is poised for a significant downturn. We do not expect a major drop in stock prices in 1997, although another modest pullback is possible. On balance, we expect stocks to advance at a much slower pace.

How should you prepare for a potential market pullback? As always, our advice is to diversify your investments and focus on the long term. If you've implemented a sound investment strategy, stay the course. Stocks have historically overcome periods of volatility to provide better returns than most other investments. Market corrections can even have a silver lining because they result in good buying opportunities.

Furthermore, the volatility of stock market returns has diminished significantly over longer time frames. The chart shows the best and worst annualized returns on stocks over various rolling time periods between 1950 and 1996. (For instance, there were 37 rolling 10-year periods: 1950-1960, 1951-1961, etc.)
Investors who held stocks for only one year could have had as much as a 52.6% gain, or as little as a 26.5% loss - a spread of 79 percentage points. However, investors who held stocks for 10-year periods or longer always overcame interim volatility to post gains for the entire period.

In addition, a well-diversified portfolio can weather volatility better than a more concentrated portfolio over the long term and particularly during market corrections. For example, during last summer's correction, small-company stocks fell nearly 16% while large-company issues dropped 7.3%. However, a portfolio diversified among large U.S. companies (30% of assets), small U.S. companies (15%), foreign companies (15%), intermediate-term Treasury bonds (30%), and Treasury bills (10%) would have lost a smaller 5.2% of its value.1

Above all, remember that investing is a long-distance race, not a sprint.

1 Ned Davis Research.

T. Rowe Price Value Fund

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

                                                 Percent of
                                                 Net Assets
                                                  12/31/96
____________________________________________________________

ITT                                                  2.0%

Santa Fe Pacific Gold                                1.9

Mercantile Stores                                    1.7

Great Lakes Chemical                                 1.7

FMC                                                  1.6
_________________________________________________________________
______

Mid Ocean Limited                                    1.6

Citizens Bancorp Maryland                            1.6

Witco                                                1.5

Alexander & Alexander                                1.5

Whitman                                              1.5
_____________________________________________________________

C.R. Bard                                            1.4

Tandy                                                1.3

Time Warner                                          1.3

Texas Instruments                                    1.3

John Nuveen                                          1.3
_____________________________________________________________

ACE Limited                                          1.2

Amerada Hess                                         1.2

Tomkins                                              1.2

Signet Banking                                       1.2

Chris-Craft                                          1.2
____________________________________________________________

USF&G                                                1.2

Gaylord Entertainment                                1.2

Boise Cascade                                        1.1

AT&T                                                 1.1

H&R Block                                            1.1
___________________________________________________________

Total                                               34.9%


T. Rowe Price Value Fund

Portfolio Highlights

MAJOR PORTFOLIO CHANGES

Listed in descending order of size

6 Months Ended 12/31/1996

Ten Largest Purchases         Ten Largest Sales
____________________________________________________________

ITT*                          Huhtamaki Oy**

Mercantile Stores*            Reebok**

Witco*                        American States Financial**

Santa Fe Pacific Gold         Salomon**

C.R. Bard*                    Conrail

Alexander & Alexander*        James River**

John Nuveen*                  Amtrol**

Whitman                       Commercial Intertech**

Mid Ocean Limited*            Shopko Stores**

Tandy*                        Trinova

*Position added.
**Position eliminated.

T. Rowe Price Value Fund

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Chart 3 - Value Fund

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                       Since Inception
Periods Ended 12/31/96      1 Year Inception      Date
____________________________________________________________

Value Fund                  28.51%    31.52%  09/30/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. Rowe Price Value Fund

Financial Highlights
              For a share outstanding throughout each period

                               Year               9/30/94
                              Ended                    to
                           12/31/96   12/31/95   12/31/94

NET ASSET VALUE

Beginning of period         $ 13.21     $10.24     $ 10.00

Investment activities
  Net investment income        0.27*      0.27*       0.08*
  Net realized and
  unrealized gain (loss)       3.45       3.78        0.23

  Total from
  investment activities        3.72       4.05        0.31

Distributions
  Net investment income       (0.26)     (0.26)      (0.07)
  Net realized gain           (0.91)     (0.82)          -

  Total distributions         (1.17)     (1.08)      (0.07)

NET ASSET VALUE
End of period               $ 15.76     $13.21     $ 10.24

________________________________________

Ratios/Supplemental Data
Total return                 28.51%*    39.85%*      3.10%*

Ratio of expenses to
average net assets            1.10%*     1.10%*      1.10%*!

Ratio of net investment
income to average
net assets                    1.71%*     2.03%*      3.16%*!

Portfolio turnover rate       68.0%      89.7%       30.8%!

Average commission
rate paid                   $0.0691          -           -

Net assets, end of period
(in thousands)              $197,846    $46,582    $ 8,850


* Excludes expenses in excess of a 1.10% voluntary expense limitation in effect through 12/31/96.
! Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Value Fund
______________________________________________________________
                                          December 31, 1996

Statement of Net Assets              Shares/Par       Value
______________________________________________________________
                                               In thousands

Common Stocks  89.5%

FINANCIAL  21.5%

Bank and Trust  7.2%

Bankers Trust New York                    16,000   $   1,380

Citizens Bancorp Maryland                 50,000       3,119

Dime Bancorp *                           125,000       1,844

First Mariner Bancorp *                   60,000         802

Greenpoint Financial                      40,000       1,890

Mellon Bank                               30,000       2,130

Provident Bankshares                      17,850         702

Signet Banking                            75,000       2,306

                                                      14,173

Insurance  11.9%

ACE Limited                               40,000       2,405

Alexander & Alexander                    175,000       3,041

FBL Financial Group                       60,000       1,493

Harleysville Group                        60,000       1,815

Hilb, Rogal and Hamilton                  31,700         420

Horace Mann Educators                     35,000       1,413

LaSalle Re Holdings                       57,000       1,653

Loews                                     20,000       1,885

Mid Ocean Limited                         60,000       3,150

USF&G                                    110,000       2,296

W.R. Berkley                              40,000       2,042

Willis-Corroon ADR                       175,000       2,013

                                                      23,626

Financial Services  2.4%

H&R Block                                 75,000       2,175

John Nuveen                               95,000       2,517

                                                       4,692

Total Financial                                       42,491

UTILITIES  5.9%

Telephone Services  2.0%

AT&T                                      50,000       2,175

Telephone and Data Systems                50,000       1,812

                                                       3,987

Electric Utilities  3.9%

Centerior Energy                         150,000   $   1,612

New York State Electric & Gas             70,000       1,514

Ohio Edison                               70,000       1,593

PECO Energy                               55,000       1,389

Unicom                                    60,000       1,627

                                                       7,735

Total Utilities                                       11,722

CONSUMER NONDURABLES  13.2%

Beverages  0.9%

Brown-Forman (Class B)                    40,000       1,830

                                                       1,830

Food Processing  3.2%

McCormick                                 85,000       2,003

Quaker Oats                               34,300       1,307

Whitman                                  130,000       2,974

                                                       6,284

Hospital Supplies/Hospital Management  2.5%

Allergan                                  60,000       2,138

C.R. Bard                                100,000       2,800

                                                       4,938

Pharmaceuticals  0.4%

Genentech *                               15,000         804

                                                         804

Health Care Services  0.7%

Apria Healthcare *                        80,000       1,500

                                                       1,500

Miscellaneous Consumer Products  5.5%

American Brands                           40,000       1,985

Dial                                     100,000       1,475

National Presto                           50,000       1,869

Philips N.V. ADR                          50,000       2,000

Seagram                                   30,000       1,162

Tomkins (GBP)                            500,000       2,313

                                                      10,804

Total Consumer Nondurables                            26,160

CONSUMER SERVICES  14.9%

General Merchandisers  2.8%

Fred Meyer *                              25,000   $     888

Mercantile Stores                         70,000       3,456

Wal-Mart                                  50,000       1,144

                                                       5,488

Specialty Merchandisers  1.9%

Fleming Companies                         50,000         863

Lillian Vernon                           120,000       1,470

Nordstrom                                 40,000       1,417

                                                       3,750

Entertainment and Leisure  3.0%

Host Marriott *                           40,000         640

Houghton Mifflin                          25,000       1,415

ITT *                                     90,000       3,904

                                                       5,959

Media and Communications  7.2%

Chris-Craft *                             55,000       2,303

Comcast (Class A)                        100,000       1,769

Dun & Bradstreet                          75,000       1,781

Gaylord Entertainment                    100,000       2,287

New York Times (Class A)                  50,000       1,900

Tele-Communications (Class A) *          120,000       1,568

Time Warner                               70,000       2,625

                                                      14,233

Total Consumer Services                               29,430

CONSUMER CYCLICALS  2.4%

Miscellaneous Consumer Durables  2.4%

Polaroid                                  50,000       2,175

Tandy                                     60,000       2,640

Total Consumer Cyclicals                               4,815

TECHNOLOGY  3.1%

Electronic Components  1.3%

Texas Instruments                         40,000       2,550

                                                       2,550

Electronic Systems  0.9%

BW/IP (Class A)                          110,000   $   1,815

                                                       1,815

Aerospace and Defense  0.9%

Allegheny Teledyne                        80,000       1,840

                                                       1,840

Total Technology                                       6,205

CAPITAL EQUIPMENT  5.2%

Electrical Equipment  1.8%

ESCO Electronics                          52,900         529

Exide                                     50,000       1,150

Westinghouse                              90,000       1,789

                                                       3,468

Machinery  3.4%

Coltec Industries *                       90,000       1,699

Farrel                                    25,000          66

FMC *                                     45,000       3,155

TRINOVA                                   50,000       1,819

                                                       6,739

Total Capital Equipment                               10,207

BUSINESS SERVICES AND
TRANSPORTATION  3.2%

Computer Service and Software  0.8%

Broderbund Software *                     25,000         742

Intuit *                                  28,900         918

                                                       1,660

Transportation Services  1.6%

Caliber Systems                          100,000       1,925

Ryder System                              40,000       1,125

                                                       3,050

Railroads  0.8%

Conrail                                   15,310       1,525

                                                       1,525

Total Business Services and Transportation
6,235

ENERGY  5.5%

Energy Services  1.5%

Witco                                    100,000   $   3,050

                                                       3,050

Integrated Petroleum - Domestic  3.0%

Amerada Hess                              40,000       2,315

Atlantic Richfield                         8,000       1,060

Union Texas Petroleum                     80,000       1,790

USX-Marathon                              30,000         717

                                                       5,882

Integrated Petroleum - International  1.0%

Repsol ADR                                50,000       1,906

                                                       1,906

Total Energy                                          10,838

PROCESS INDUSTRIES  9.1%

Specialty Chemicals  3.5%

Georgia Gulf                              60,000       1,613

Great Lakes Chemical                      70,000       3,272

Petrolite                                 44,100       2,073

                                                       6,958

Paper and Paper Products  2.0%

Champion International                    45,000       1,946

Consolidated Papers                       40,000       1,965

                                                       3,911

Forest Products  3.6%

Boise Cascade                             70,000       2,222

Louisiana Pacific                         80,000       1,690

Potlatch                                  30,000       1,290

Rayonier                                  50,000       1,919

                                                       7,121

Total Process Industries                              17,990

BASIC MATERIALS  5.3%

Metals  2.2%

Cambior                                  100,000       1,463

Lukens                                    50,000       1,006

Reynolds Metals                      $    30,000   $   1,691

Rustenburg Platinum (ZAR)                 21,000         287

                                                       4,447

Mining  3.1%

Highlands Gold (AUD)                     113,340          67

Homestake Mining                         125,000       1,781

LONRHO (GBP)                             200,000         428

Santa Fe Pacific Gold                    250,000       3,844

                                                       6,120

Total Basic Materials                                 10,567

Miscellaneous Common Stocks  0.2%                        464

Total Common Stocks (Cost  $160,086)                 177,124

Short-Term Investments  10.0%

Commercial Paper  10.0%

Asset Securitization Cooperative,
  4(2), 5.30%, 2/20/97               $ 2,000,000       1,985

Caterpillar Financial Services,
  5.42%, 2/20/97                       1,000,000         993

Delaware Funding, 4(2), 5.37%, 2/3/97              2,000,000
1,990

Finova Capital, 5.36%, 2/10/97         2,000,000       1,988

Investments in Commercial Paper
through a joint account
   6.75% - 7.10%, 1/2/97              10,809,305      10,807

Unifunding, 5.44%, 1/6/97              2,000,000       1,999

Total Short-Term Investments
(Cost  $19,762)                                       19,762

Total Investments in Securities
99.5% of Net Assets (Cost $179,848)                $ 196,886

Other Assets Less Liabilities                            960

NET ASSETS                                         $ 197,846
                                                   __________

Net Assets Consist of:

Accumulated net realized gain/loss -
  net of distributions                             $   2,818

Net unrealized gain (loss)                            17,037

Paid-in-capital applicable to
12,553,597 shares of $0.0001 par
value capital stock outstanding;
1,000,000,000 shares authorized                      177,991

NET ASSETS                                         $ 197,846
                                                   __________

NET ASSET VALUE PER SHARE                          $   15.76
                                                   __________

*    Non-income producing
4(2) Commercial paper sold within terms of a private placement memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."
AUD  Australian dollar
GBP  British sterling
ZAR  South African rand

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Value Fund

Statement of Operations
______________________________________________________________
In thousands

                                                       Year
                                                      Ended
                                                   12/31/96

Investment Income

Income

  Dividend                                         $  2,655

  Interest                                              592

  Total income                                        3,247

Expenses

  Investment management                                 748

  Shareholder servicing                                 270

  Custody and accounting                                102

  Registration                                           84

  Prospectus and shareholder reports                     29

  Legal and audit                                        14

  Directors                                               8

  Miscellaneous                                          15

  Total expenses                                      1,270

Net investment income                                 1,977

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on

  Securities                                         12,141

  Foreign currency transactions                         (10)

  Net realized gain (loss)                           12,131

Change in net unrealized gain or loss on

  Securities                                         13,511

  Other assets and liabilities

  denominated in foreign currencies                      (1)

  Change in net unrealized gain or loss              13,510

Net realized and unrealized gain (loss)              25,641

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                             $ 27,618

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Value Fund
______________________________________________________________

Statement of Changes in Net Assets
______________________________________________________________
In thousands

                                        Year
                                       Ended
                                    12/31/96       12/31/95

Increase (Decrease) in Net Assets

Operations

  Net investment income              $  1,977       $   523

  Net realized gain (loss)             12,131         3,375

  Change in net unrealized
  gain or loss                         13,510         3,452

  Increase (decrease) in net
  assets from operations               27,618         7,350

Distributions to shareholders

  Net investment income                (2,279)         (572)

  Net realized gain                    (9,734)       (2,619)

  Decrease in net assets
   from distributions                 (12,013)       (3,191)

Capital share transactions*

  Shares sold                         163,452        39,440

  Distributions reinvested             11,582         3,127

  Shares redeemed                     (39,776)       (9,076)

  Increase (decrease) in net
  assets from capital
  share transactions                  135,258        33,491

Net equalization                          401            82

Net Assets

Increase (decrease)
  during period                       151,264        37,732

Beginning of period                    46,582         8,850

End of period                        $197,846       $46,582
                                     ______________________

*Share information

  Shares sold                          10,964         3,153

  Distributions reinvested                744           238

  Shares redeemed                      (2,680)         (729)

  Increase (decrease)
  in shares outstanding                 9,028         2,662

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Value Fund
______________________________________________________________
                                          December 31, 1996

Notes to Financial Statements

T. Rowe Price Value Fund

Note 1 - Significant Accounting Policies

T. Rowe Price Value Fund, Inc. (the fund) is registered under the
Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on September 30, 1994.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Short-term debt securities are valued at their amortized cost which, when combined with accrued interest, approximates fair value.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. The fund follows the practice of equalization under which undistributed net investment income per share is unaffected by fund shares sold or redeemed.

Note 2 - Investment Transactions

Commercial Paper Joint Account The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $181,600,000 and $72,307,000, respectively, for the year ended December 31, 1996.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1996. The results of operations and net assets were not affected by the reclassifications.

____________________________________________________________

Undistributed net investment income            $  (99,000)

Undistributed net realized gain                  (292,000)

Paid-in-capital                                   391,000

At December 31, 1996, the aggregate cost of investments for federal income tax and financial reporting purposes was $179,848,000, and net unrealized gain aggregated $17,038,000, of which $20,741,000 related to appreciated investments and $3,703,000 to depreciated investments.

Note 4 - Related Party Transactions

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $119,000 was payable at December 31, 1996. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.305% for assets in excess of $50 billion. At December 31, 1996, and for the year then ended, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

Under the terms of the investment management agreement, the manager is required to bear any expenses through December 31, 1996, which would cause the fund's ratio of expenses to average net assets to exceed 1.10%. Thereafter, through December 31, 1998, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 1.10%. Pursuant to this agreement, $35,000 of management fees were not accrued by the fund for the year ended December 31, 1996. Additionally, $202,000 of 1994-1995 unaccrued fees and expenses remain subject to reimbursement through December 31, 1998.

In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $259,000 for the year ended December 31, 1996, of which $28,000 was payable at period-end.

T. Rowe Price Value Fund
______________________________________________________________

Report of Independent Accountants
______________________________________________________________

To the Shareholders and Board of Directors of
T. Rowe Price Value Fund, Inc.

We have audited the accompanying statement of net assets of T. Rowe Price Value Fund, Inc. as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period September 30, 1994 (commencement of operations) to December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price Value Fund, Inc. as of December 31, 1996, the results of its operations, the changes in its net assets and financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Baltimore, Maryland
January 20, 1997

For yield, price, last transaction,
current balance or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
http://www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Value Fund.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

Invest With Confidence(registered trademark)
T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor
                                               RPRTVAL  12/31/96

Chart 1 - Sector Diversification - Sector Diversification pie chart showing Financial 21%, Consumer Services 15%, Consumer
Nondurables 13%, Process Industries 9%, Energy 5%, Utilities 6%,
All Other 21%, Reserves 10%.

Chart 2 - Time Reduces Volatility of Market Returns - An 8-bar chart showing best and worst annualized total returns of stocks for various rolling time periods between 1950 and 1996.

Chart 3 - Value Fund - SEC Graph: a line chart showing the cumulative growth of $10,000 invested in the Value Fund from inception compared with $10,000 invested in a broad-based index or average over the same period.